Registration Statement No. 333-217200

Filed Pursuant to Rule 433

August 10, 2018

$SPX versus @NYSE FANG+™ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index: 07/31/2017 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index 07/31/2017 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index: 07/31/2017 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Year over Year. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index 07/31/2017 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Year to Date on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index: 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Year to Date on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Year to Date on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index: 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Year to Date on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Year to Date. $FNGU $FNGD $TQQQ $SQQQ Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Year to Date. $FNGU $FNGD $TQQQ $SQQQ Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Year to Date Volatility on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$SPX versus @NYSE FANG+™ Index Volatility : 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Volatility Year to Date on 07/31/2018. $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm

$NDX versus @NYSE FANG+™ Index Volatility: 01/02/2018 - 07/31/2018 $FNGU $FNGD $FNGO $FNGZ $GNAF Microsectors.com

Index components: $FB $AAPL $AMZN $NFLX $GOOGL $BABA $BIDU $NVDA $TSLA $TWTR

https://www.sec.gov/Archives/edgar/data/927971/000121465918002666/d45183424b2.htm